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                               AMENDMENT NO. I TO
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                                  APPENDIX D OF
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                      THE AMENDED AND RESTATED MUTUAL FUND
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                         CUSTODY AND SERVICES AGREEMENT
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VOYAGEUR INSURED FUNDS
    Delaware Minnesota Insured Fund
    Delaware Tax-Free Arizona Insured Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
    Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR INVESTMENT TRUST
    Delaware Tax-Free California Insured Fund
    Delaware Tax-Free Florida Fund
    Delaware Tax-Free Florida Insured Fund
    Delaware Tax-Free Missouri Insured Fund
    Delaware Tax-Free Oregon Insured Fund

VOYAGEUR MUTUAL FUNDS
    Delaware Minnesota High-Yield Municipal Bond Fund
    Delaware National High-Yield Municipal Bond Fund
    Delaware Tax-Free Arizona Fund
    Delaware Tax-Free California Fund
    Delaware Tax-Free Idaho Fund
    Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
    Delaware Tax-Free Colorado Fund

VOYAGEUR MUTUAL FUNDS III
    Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) Delaware Select Growth Fund

VOYAGEUR TAX FREE FUNDS
    Delaware Tax-Free Minnesota Fund

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.



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DELAWARE GROUP EQUITY FUNDS III
    Delaware Small-Cap Growth Fund
    Delaware Health Care Fund

DELAWARE GROUP INCOME FUNDS
    Delaware Core Bond Fund

DELAWARE POOLED TRUST
    The Core Plus Fixed Income Portfolio
    The Small-Cap Growth II Equity Portfolio


                                      DELAWARE INVESTMENTS FAMILY OF FUNDS ON
                                      BEHALF OF EACH SERIES SET FORTH ON
                                      APPENDIX D ATTACHED HERETO.

                                      By:
                                             ----------------------------------
                                      Name:
                                      Title:



                                      MELLON BANK, N.A.

                                      By:
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                                      Name:
                                      Title: